Exhibit 10.1

FIRST MODIFICATION OF NOTE, DEEDS OF TRUST

AND OTHER LOAN AGREEMENTS

THE STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF HARRIS	§

THAT, WHEREAS, AMEGY MORTGAGE COMPANY, L.L.C. d/b/a Q10 Amegy Mortgage Capital (the “Lender”) is the current holder of that certain Promissory Note dated effective December 23, 2009 (the “Original Note”), evidencing a loan (the “Loan”) by Lender to 410 BLANCO, LP, a Texas limited partnership, AMREIT UPTOWN HOUSTON, LP, a Texas limited partnership, AMREIT COURTYARD, LP, a Texas limited partnership, AMREIT 5402 WESTHEIMER, LP, a Texas limited partnership, AMREIT GC HOUSTON, LP, a Texas limited partnership, and AMREIT I-45 SOUTHPOINT, LP, a Texas limited partnership (collectively, the “Borrower”), executed by Borrower in the original principal sum of TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00) (which together with any renewals, extensions, modifications or rearrangements of same prior to the date hereof are collectively referred to as the “Note”), payable to the order of Lender; and,

WHEREAS, the Note is secured by the following documents (which along with any and all agreements, deeds of trust, security agreements, collateral assignments, financing statements, assignment and pledges given to secure the Note or executed in connection with the Note and any renewals, extensions, modifications and rearrangements of same prior to the date hereof are collectively referred to herein as the “Security Documents”):

1.

Those certain Deed of Trust and Security Agreements (collectively, the “Deeds of Trust”) as described below, pledging to Lender certain real property therein described (the “Property”) which now stands as security for the payment of the Note:

a)

Deed of Trust and Security Agreement of even date with the Original Note, executed by 410 Blanco, LP (the “410 Blanco Deed of Trust”) and filed for record under Document No. 20090245783 in the Official Public Records of Bexar County, Texas, covering the real property described on Exhibit “A” attached hereto and made a part hereof for all purposes;

b)

Deed of Trust and Security Agreement of even date with the Original Note, executed by AmREIT Uptown Houston, LP (the “AmREIT Uptown Houston Deed of Trust”) and filed for record under Document No. 20090578600 in the Official Public Records of Harris County, Texas, covering the real property described on Exhibit “A” attached hereto and made a part hereof for all purposes;

c)

Deed of Trust and Security Agreement of even date with the Original Note, executed by AmREIT Courtyard, LP (the “AmREIT Courtyard Deed of Trust”) and filed for record under Document No. 20090578596 in the Official Public Records of Harris County, Texas, covering the real property described on Exhibit “A” attached hereto and made a part hereof for all purposes, with said Exhibit “A” correcting the original property description attached to the recorded AmREIT Courtyard Deed of Trust to be consistent with the property description contained in the original Title Policy;

d)

Deed of Trust and Security Agreement of even date with the Original Note, executed by AmREIT 5402 Westheimer, LP (the “AmREIT 5402 Westheimer Deed of Trust”) and filed for record under Document No. 20090578594 in the Official Public Records of Harris County, Texas, covering the real property described on Exhibit “A” attached hereto and made a part hereof for all purposes, with said Exhibit “A” correcting the original property description attached to the recorded AmREIT 5402 Westheimer Deed of Trust to be consistent with the property description contained in the original Title Policy;

e)

Deed of Trust and Security Agreement of even date with the Original Note, executed by AmREIT GC Houston, LP (the “AmREIT GC Houston Deed of Trust”) and filed for record under Document No. 20090578597 in the Official Public Records of Harris County, Texas, covering the real property described on Exhibit “A” attached hereto and made a part hereof for all purposes;

f)

Deed of Trust and Security Agreement of even date with the Original Note, executed by AmREIT I-45 Southpoint, LP (the “AmREIT I-45 Southpoint Deed of Trust”) and filed for record under Document No. 20090578599 in the Official Public Records of Harris County, Texas, covering the real property described on Exhibit “A” attached hereto and made a part hereof for all purposes, with said Exhibit “A” correcting the original property description attached to the recorded AmREIT I-45 Southpoint Deed of Trust to be consistent with the property description contained in the original Title Policy; and

2.

Revolving Line of Credit Agreement (the “Original Credit Agreement”) of even date with the Original Note, executed by Borrower, Guarantor and Lender, said Original Credit Agreement establishing the terms and conditions on which the proceeds of the Note are to be disbursed, repaid, and redisbursed.  The Original Credit Agreement and any amendments thereto are together referred to as the “Credit Agreement”.  All capitalized terms used herein but not defined herein, shall have the meanings provided in the Credit Agreement; and

WHEREAS, Borrower caused to be issued by Fidelity National Title Insurance Company (the “Title Company”) to Lender that certain Mortgagee Policy of Title Insurance No. 27-49-08-9272 (the “Title Policy”) dated December 23, 2009, in the amount of $25,000,000.00, insuring the dignity and priority of the liens created and evidenced by the Deeds of Trust; and

WHEREAS, Borrower caused AMREIT, INC. (the “Guarantor”) to execute and deliver to Lender that certain Guaranty (the “Guaranty”) dated as of December 23, 2009, pertaining to and guaranteeing payment of the Note and the Loan and performance of other obligations relating to the Loan by Borrower; and

WHEREAS, Borrower desires to modify, renew, and rearrange the terms of the Loan, as well as ratify all liens securing its payment as hereinafter set forth.

NOW, THEREFORE, in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00), the receipt and sufficiency of which are hereby acknowledged and the further consideration of the benefits to accrue to the parties to this agreement (the “First Modification”), Borrower agrees that the terms and conditions of the Note and the Security Documents shall be modified as follows:

1.

The true and lawful principal balance remaining due and unpaid on the indebtedness evidenced by the Note as of the Effective Date hereof is the sum of EIGHTEEN MILLION FOUR HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($18,450,000.00).  Borrower promises to pay to the order of Lender all such amounts which are advanced and outstanding from time to time on the Note in accordance with the terms hereof.

2.	The terms and provisions of the Note are amended as follows:
	a)	The definition of “Base Spread and Rate Floor” on the first page of the Note is deleted in its entirety and replaced with the following:

“Base Spread and Rate Floor: The Base Spread and the Rate Floor may vary from time to time, and will be dependent upon the extent of the banking relationship of Borrower and AmREIT, Inc. (guarantor of this Note and herein defined as “Guarantor”) with Lender’s parent, AMEGY BANK NATIONAL ASSOCIATION (“Amegy Bank”).  The Base Spread will be three and one half percent (3.50%) and the Rate Floor will be four and three quarters percent (4.75%) during any immediately succeeding calendar quarter for which Borrower and Guarantor have met the Primary Deposits and Treasury Management Service Requirement for the prior quarter.  The Base Spread will be four percent (4.00%) and the Rate Floor will be five and three quarters percent (5.75%) during any immediately succeeding calendar quarter for which Borrower and Guarantor have not met the Primary Deposits and Treasury Management Requirement for the prior quarter.  “Primary Deposits and Treasury Management Service Requirement” shall mean that substantially all bank accounts of Borrower, Guarantor, Guarantor’s wholly owned subsidiaries and Guarantor’s wholly owned properties have been maintained at Amegy Bank, and Borrower, Guarantor, Guarantor’s wholly owned subsidiaries and Guarantor’s wholly owned properties have utilized Amegy Bank’s treasury management services, as determined quarterly by Lender based on Borrower and Guarantor’s certification as the extent of their banking relationship with Amegy Bank, with said certification prepared to Lender’s satisfaction and provided in conjunction with Borrower’s borrowing base reports delivered by Borrower to Lender in accordance with the Credit Agreement.”

	b)	The definition of “Scheduled Maturity Date” on the first page of the Note is deleted in its entirety and replaced with the following:
“Scheduled Maturity Date: June 30, 2013”
3.	The terms and provisions of the Credit Agreement are amended as follows:
	a)	The definition of “Maturity Date” as it appears in Article I of the Credit Agreement is deleted in its entirety and replaced with the following:

“Maturity Date” shall mean June 30, 2013, as such date may be extended from time to time by written agreement of Borrower and Lender, and subject to exercise by Borrower of Borrower’s Extension Option.

	b)	The definition of “Loan Constant Rate” as it appears in Article II, Section 2.10(d)(3) of the Credit Agreement is deleted in its entirety and replaced with the following:
		“(3.)	Loan Constant Rate – calculated using the formula below with the variables defined as:
(i) x = Loan Constant Rate.
(ii)

i = Interest Rate expressed on a monthly basis, will be the greater of (a) the current rate per annum charged for the Line of Credit, or (b) a spread of 175 basis points plus the greater of (i) 4.75% per annum or (ii) the ten year treasury in effect on the last day of the quarter for which the updated Borrowing Base report is being prepared (i.e. Borrowing Base report using financial information through the end of the third quarter of the year would use the ten year treasury in effect on September 30th).

(iii) N = Amortization Term, which is equal to 300 months.
”
4.	The terms and provisions of the Deeds of Trust are amended as follows:
	a)	The first paragraph under the “RECITALS” section on page 1 of the 410 Blanco Deed of Trust is deleted in its entirety and replaced with the following:

“Borrower and AMREIT UPTOWN HOUSTON, LP, a Texas limited partnership, AMREIT COURTYARD, LP, a Texas limited partnership, AMREIT 5402 WESTHEIMER, LP, a Texas limited partnership, AMREIT GC HOUSTON, LP, a Texas limited partnership, and AMREIT I-45 SOUTHPOINT, LP, a Texas limited partnership (together “Co-Makers”) by their promissory note of even date herewith given to Lender are indebted to Lender in the principal sum of $25,000,000.00 in lawful money of the United States of America (the “Note”), with interest from date thereof at the rates set forth in the Note, maturing June 30, 2013, principal and interest to be payable in accordance with the terms and conditions provided in the Note.”

b)	The first paragraph under the “RECITALS” section on page 1 of the AmREIT Uptown Houston Deed of Trust is deleted in its entirety and replaced with the following:

“Borrower and 410 BLANCO, LP, a Texas limited partnership, AMREIT COURTYARD, LP, a Texas limited partnership, AMREIT 5402 WESTHEIMER, LP, a Texas limited partnership, AMREIT GC HOUSTON, LP, a Texas limited partnership, and AMREIT I-45 SOUTHPOINT, LP, a Texas limited partnership (together “Co-Makers”) by their promissory note of even date herewith given to Lender are indebted to Lender in the principal sum of $25,000,000.00 in lawful money of the United States of America (the “Note”), with interest from date thereof at the rates set forth in the Note, maturing June 30, 2013, principal and interest to be payable in accordance with the terms and conditions provided in the Note.”

c)	The first paragraph under the “RECITALS” section on page 1 of the AmREIT Courtyard Deed of Trust is deleted in its entirety and replaced with the following:

“Borrower and 410 BLANCO, LP, a Texas limited partnership, AMREIT UPTOWN HOUSTON, LP, a Texas limited partnership, AMREIT 5402 WESTHEIMER, LP, a Texas limited partnership, AMREIT GC HOUSTON, LP, a Texas limited partnership, and AMREIT I-45 SOUTHPOINT, LP, a Texas limited partnership (together “Co-Makers”) by their promissory note of even date herewith given to Lender are indebted to Lender in the principal sum of $25,000,000.00 in lawful money of the United States of America (the “Note”), with interest from date thereof at the rates set forth in the Note, maturing June 30, 2013, principal and interest to be payable in accordance with the terms and conditions provided in the Note.”

d)	The first paragraph under the “RECITALS” section on page 1 of the AmREIT 5402 Westheimer Deed of Trust is deleted in its entirety and replaced with the following:

“Borrower and 410 BLANCO, LP, a Texas limited partnership, AMREIT UPTOWN HOUSTON, LP, a Texas limited partnership, AMREIT COURTYARD, LP, a Texas limited partnership, AMREIT GC HOUSTON LP, a Texas limited partnership, and AMREIT I-45 SOUTHPOINT, LP, a Texas limited partnership (together “Co-Makers”) by their promissory note of even date herewith given to Lender are indebted to Lender in the principal sum of $25,000,000.00 in lawful money of the United States of America (the “Note”), with interest from date thereof at the rates set forth in the Note, maturing June 30, 2013, principal and interest to be payable in accordance with the terms and conditions provided in the Note.”

e)	The first paragraph under the “RECITALS” section on page 1 of the AmREIT GC Houston Deed of Trust is deleted in its entirety and replaced with the following:

“Borrower and 410 BLANCO, LP, a Texas limited partnership, AMREIT UPTOWN HOUSTON, LP, a Texas limited partnership, AMREIT COURTYARD, LP, a Texas limited partnership, AMREIT 5402 WESTHEIMER, LP, a Texas limited partnership, and AMREIT I-45 SOUTHPOINT, LP, a Texas limited partnership (together “Co-Makers”) by their promissory note of even date herewith given to Lender are indebted to Lender in the principal sum of $25,000,000.00 in lawful money of the United States of America (the “Note”), with interest from date thereof at the rates set forth in the Note, maturing June 30, 2013, principal and interest to be payable in accordance with the terms and conditions provided in the Note.”

	f)	The first paragraph under the “RECITALS” section on page 1 of the AmREIT I-45 Southpoint Deed of Trust is deleted in its entirety and replaced with the following:

“Borrower and 410 BLANCO, LP, a Texas limited partnership, AMREIT UPTOWN HOUSTON, LP, a Texas limited partnership, AMREIT COURTYARD, LP, a Texas limited partnership, AMREIT 5402 WESTHEIMER, LP, a Texas limited partnership, and AMREIT GC HOUSTON, LP, a Texas limited partnership (together “Co-Makers”) by their promissory note of even date herewith given to Lender are indebted to Lender in the principal sum of $25,000,000.00 in lawful money of the United States of America (the “Note”), with interest from date thereof at the rates set forth in the Note, maturing June 30, 2013, principal and interest to be payable in accordance with the terms and conditions provided in the Note.”

5.

On the date of execution hereof, Borrower shall pay to Lender an extension fee equal to $93,750.00 as consideration for Lender extending the Scheduled Maturity Date of the Note, and such other covenants as herein provided.  Borrower shall also pay to Lender all of Lender’s expenses relating to this First Modification including the costs of recording this First Modification, the cost of receiving a nothing further report from the Title Company, and the cost of obtaining a T-38 Modification Endorsement to the Title Policy.

6.

The parties hereto do hereby extend all liens and security interests securing the Loan until the Loan, as so renewed and extended, has been fully paid, and agree that this extension and rearrangement shall in no manner affect or impair the provisions of the Note, the Credit Agreement, the Deeds of Trust or any of the other documents evidencing, securing or relating to the Loan, and that the liens securing the Loan shall not in any manner be waived.  Further, this renewal and/or the failure of Lender to exercise its rights under the instruments evidencing or securing the Loan in connection with any existing default shall not act as a waiver of Lender’s right to exercise said rights at any time in the future.

7.

Contemporaneously with the execution and delivery hereof, Borrower shall cure any new matters reported by the Title Company to which Lender may reasonably object in a manner acceptable to Lender and Borrower shall purchase a T-38 Modification Endorsement to the Title Policy covering all of the Property pledged under the Deeds of Trust and insuring the liens created by the Deeds of Trust as valid and subsisting first liens as herein modified.

8.

Except as modified hereby, the provisions, representations and conditions of the Note, the Security Documents and any other documents evidencing, securing or relating to the Loan, shall remain in full force and effect, enforceable in accordance with their terms and are hereby acknowledged by both the Borrower and Guarantor to be valid and subsisting.

9.	Borrower and Guarantor, by executing this First Modification, hereby declare that they have no setoffs, counterclaims, defenses or other causes of action against Lender arising out of the Loan.
10.

Guarantor, by joining in this First Modification, hereby acknowledge the amendments set forth herein and hereby consent and agree thereto and declare that said guaranty of the Loan, as evidenced by the Guaranty, shall remain in full force and effect, enforceable in accordance with the terms of said Guaranty and covering the Note as hereby modified.

11.	This First Modification shall be binding upon the heirs, legal representatives, successors and assigns of the parties hereto and shall be construed in accordance with the laws of the State of Texas.
12.

THIS WRITTEN MODIFICATON REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

It is understood and agreed that except as to such changes made herein, the terms and provisions of the Note, the Credit Agreement, the Deeds of Trust and any of the other documents evidencing, securing or relating to the Loan, as originally written, shall be brought forward and remain in all respects unchanged and that the balance owing thereon as herein renewed, rearranged, modified and/or extended is subject to no offsets, deductions, credits, charges or claims of whatsoever kind or character and shall be due and payable in the manner herein set out, and that the aforesaid Deed of Trust liens securing the payment of said Note against the Property and all of the Security Documents, except to the extent released of record prior to the date hereof and except as modified, renewed, rearranged and extended herein, so as to secure the payment of the Note, shall remain in full force and effect until the full and final payment of the Note.  In the event of a conflict between the terms of the Security Documents and this First Modification, the terms of this First Modification shall prevail.

This First Modification may be executed in multiple counterparts, and each counterpart hereof executed by any party shall be deemed an original and shall as to such party constitute one and the same instrument with all other counterparts hereof executed, regardless of whether the same or any other counterpart hereof is executed by any other party.

EXECUTED on the 15th day of December, 2010 (the “Effective Date”).

BORROWER:

410 BLANCO, LP, a Texas limited partnership			AMREIT GC HOUSTON, LP, a Texas limited partnership

By:	410 Blanco GP, LLC, its general partner		By:	AmREIT GC Houston GP, LLC, its general partner

	By:	/s/ Chad C. Braun		By:	/s/ Chad C. Braun
		Chad C. Braun, Vice President			Chad C. Braun, Vice President

AMREIT UPTOWN HOUSTON, LP, a Texas limited partnership			AMREIT I-45 SOUTHPOINT, LP, a Texas limited partnership

By:	AmREIT Uptown Houston GP, LLC, its general partner		By:	AmREIT I-45 Southpoint GP, LLC, its general partner

	By:	/s/ Chad C. Braun		By:	/s/ Chad C. Braun
		Chad C. Braun, Vice President			Chad C. Braun, Vice President

AMREIT COURTYARD, LP, a Texas limited partnership			GUARANTOR:

By:	AmREIT Courtyard GP, LLC, its general partner		AMREIT INC., a Maryland corporation

	By:	/s/ Chad C. Braun		By:	/s/ Chad C. Braun
		Chad C. Braun, Vice President			Chad C. Braun, Chief Financial Officer

AMREIT 5402 WESTHEIMER, LP, a Texas limited partnership

By:	AmREIT 5402 Westheimer GP, LLC, its general partner

	By:	/s/ Chad C. Braun
Chad C. Braun, Vice President

AMEGY MORTGAGE COMPANY, L.L.C. d/b/a Q10 Amegy Mortgage Capital, being the owner and holder of the said indebtedness being the subject matter of this First Modification, joins in execution to evidence its acceptance of the terms hereof.

LENDER: AMEGY MORTGAGE COMPANY, L.L.C. d/b/a Q10 Amegy Mortgage Capital, a Texas limited liability company

By:	/s/ Don Hickey
Don Hickey, Senior Vice President

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This instrument was acknowledged before me on the 15th day of December, 2010, by Chad C. Braun, Vice President of 410 Blanco GP, LLC, a Texas limited liability company, in its capacity as general partner of 410 BLANCO, LP, a Texas limited partnership, on behalf of said limited partnership.

/s/ Mary Trupia
Notary Public, State of Texas
My commission expires:	7/16/2014

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This instrument was acknowledged before me on the 15th day of December, 2010, by Chad C. Braun, Vice President of AmREIT Uptown Houston GP, LLC, a Texas limited liability company, in its capacity as general partner of AMREIT UPTOWN HOUSTON, LP, a Texas limited partnership, on behalf of said limited partnership.

/s/ Mary Trupia
Notary Public, State of Texas
My commission expires:	7/16/2014

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This instrument was acknowledged before me on the 15th day of December, 2010, by Chad C. Braun, Vice President of AmREIT Courtyard GP, LLC, a Texas limited liability company, in its capacity as general partner of AMREIT COURTYARD, LP, a Texas limited partnership, on behalf of said limited partnership.

/s/ Mary Trupia
Notary Public, State of Texas
My commission expires:	7/16/2014

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This instrument was acknowledged before me on the 15th day of December, 2010, by Chad C. Braun, Vice President of AmREIT 5402 Westheimer GP, LLC, a Texas limited liability company, in its capacity as general partner of AMREIT 5402 WESTHEIMER, LP, a Texas limited partnership, on behalf of said limited partnership.

/s/ Mary Trupia
Notary Public, State of Texas
My commission expires:	7/16/2014

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This instrument was acknowledged before me on the 15th day of December, 2010, by Chad C. Braun, Vice President of AmREIT GC Houston GP, LLC, a Texas limited liability company, in its capacity as general partner of AMREIT GC HOUSTON, LP, a Texas limited partnership, on behalf of said limited partnership.

/s/ Mary Trupia
Notary Public, State of Texas
My commission expires:	7/16/2014

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This instrument was acknowledged before me on the 15th day of December, 2010, by Chad C. Braun, Vice President of AmREIT I-45 Southpoint GP, LLC, a Texas limited liability company, in its capacity as general partner of AMREIT I-45 SOUTHPOINT, LP, a Texas limited partnership, on behalf of said limited partnership.

/s/ Mary Trupia
Notary Public, State of Texas
My commission expires:	7/16/2014

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This instrument was acknowledged before me on the 15th day of December, 2010, by Don Hickey, Senior Vice President of AMEGY MORTGAGE COMPANY, L.L.C. d/b/a Q10 Amegy Mortgage Capital, a Texas limited liability company, on behalf of said limited liability company.

/s/ Mary Trupia
Notary Public, State of Texas
My commission expires:	7/16/2014